Focused on Developing Next-Generation siRNA Therapeutics Designed to Treat Broad Spectrum of Diseases November 2026

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation, other than statements of historical facts, are forward-looking statements, including statements regarding our expected cash runway; the potential benefits, effectiveness and safety of our product candidates and technology platforms; the design, progress and results of our research and development programs, preclinical studies and clinical trials; our anticipated clinical and regulatory milestones, data readouts, filings and trial initiations; target product profiles of our product candidates, including anticipated efficacy, dosing regimens, and therapeutic windows; the translatability and predictability of our preclinical results and clinical data; the competitive positioning of and market opportunities for our product candidates; our collaboration and commercialization efforts, our business strategies, plans and objectives; and our anticipated growth, operating results and financial performance. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, timing of results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. We operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements in this presentation. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Forward-looking statements are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those expressed or implied. These risks and uncertainties include those described under the heading “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission ("SEC"), including our latest Quarterly Report on Form 10-Q and future reports we may file with the SEC from time to time. These filings are available through the SEC’s website at www.sec.gov. The risks and uncertainties described in our SEC filings are not exhaustive, and new risks may emerge from time to time. Forward-looking statements speak only as of the date of this presentation. Except as required by law, we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation contains trademarks, service marks, trade names and copyrights of the Company and other companies which are the property of their respective owners. This presentation discusses certain product candidates that have not yet received marketing authorization or clearance by the U.S. Food and Drug Administration. No representation is made as to the safety, effectiveness or likelihood of marketing authorization or clearance of these product candidates. This presentation includes statements regarding target product profiles, anticipated dosing regimens, projected efficacy thresholds, and competitive comparisons. These statements are based on our current expectations, preclinical data, and early clinical results, which may not be predictive of future results in larger clinical trials or commercial use. Preclinical studies and early-stage clinical trials may not be predictive of the results that may be obtained in later-stage clinical trials. No assurance can be given that our product candidates will achieve their target product profiles or perform as projected relative to competitive therapies. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are subject to a high degree of uncertainty and risk. There are risks inherent in conducting cross-study comparisons and the results should be interpreted with caution. The presentation of such third-party data does not represent a head-to-head comparison of how our product candidates performed against any other third-party product candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. We caution you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of our presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because we may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on our presentation of such data as a single measure to evaluate our business. Disclaimers

ADARx Pharmaceuticals

Developing next-generation siRNA therapeutics designed to treat a broad spectrum of diseases

BROAD siRNA PIPELINE

- **5 wholly-owned, internally generated clinical + advanced preclinical programs** for chronic diseases

ADARx siRNA CANDIDATES W/ KEY DESIGN FEATURES

- **Designed for Potency, precision and durability**
- Focus on targets where deep & durable suppression can lead to meaningful clinical benefit

PROPRIETARY TECHNOLOGY

- **Core technologies** developed to optimize siRNA sequences and targeted tissue delivery
- **Reproducibility demonstrated across multiple clinical programs,** potentially enables scalable, efficient pipeline expansion

ADVANCING THE POTENTIAL OF siRNA

- **Hepatic: designed to increase depth and durability of clinical response**
- **Extrahepatic**: ability to **selectively target 6 tissue types outside the liver**

KEY COLLABORATION

AbbVie collaboration in neuroscience, immunology, oncology; **$335M** upfront and several billion in potential milestones + royalties

abbvie | ADARx PHARMACEUTICALS

EXPERIENCED LEADERSHIP

- **siRNA therapeutic development pioneers** on leadership team

Cash, cash equivalents and short-term investments of $901 million as of September 30, 2026*

*Together with net proceeds of approximately $62.3 million received in October 2026 from the underwriters' exercise in full of their option to purchase additional shares, the Company expects its existing cash, cash equivalents and short-term investments to fund planned operations into 2030.

ADARx PHARMACEUTICALS

3

Management team with deep experience in RNAi medicine Shared Vision of Building Next-Generation siRNA Therapeutics Company Rui Zhu, PhD Chief Technology Officer Christopher Claeboe, PhD, MBA Senior Vice President of Operations Zhen Li, PhD President and Chief Executive Officer Jiang Bian, JD Vice President, Head of Legal Board of Directors Ryan Fisk, MBA Chief Financial Officer and Chief Business Officer A. Robert MacLeod, PhD Chief Scientific Officer Rob Ackles Chief People Officer Zhen Li, PhD President & CEO Erez Chimovits, MBA Partner, OrbiMed Simeon George, MD, MBA CEO & Managing Partner, SR One Carl L. Gordon, PhD, CFA Managing Partner, OrbiMed Ying Huang, PhD Former CEO, Legend Biotech Mary Tagliaferri, MD CMO & SVP, Nektar Therapeutics

ADARx Pipeline of Next-Generation siRNA Programs 1) A novel, undisclosed target in adipose tissue, which we refer to as “OBE1”, whose reduction in expression has been shown to reduce adiposity, with the objective to reduce body weight and fat while preserving lean mass. For additional details, see the section titled “ADX-077—siRNA preclinical therapeutic candidate for obesity via a novel undisclosed target in adipose tissue” AFib = Atrial Fibrillation; APP = Amyloid-β Precursor Protein; C3G = Complement 3 Glomerulopathy; CFB = Complement Factor B; eGFR = Estimated Glomerular Filtration Rate; FXI = Factor XI; GA = Geographic Atrophy; HAE = Hereditary Angioedema; Hb = Hemoglobin; IC-MPGN = Immune Complex-Mediated Membranoproliferative Glomerulonephritis; IgAN = IgA Nephropathy; PKK = Prekallikrein; PNH = Paroxysmal Nocturnal Hemoglobinuria; SSP = Secondary Stroke Prevention; UPCR = Urine Protein-Creatinine Ratio Discovery-stage extrahepatic programs leveraging ADARx’s RNA discovery expertise and siRNA technology across indications in neuroscience, immunology and oncology NEXT ANTICIPATED MILESTONE Mid-27: IgAN 9m UPCR 2H27: C3G 9m UPCR; IgAN 1-yr eGFR 2H27: PNH Ph2, 6m Hb Ongoing: GA Ph2, n=303 YE27: HAE Ph3 Topline, n=90 2027: Ph2a/b initiation in SSP 2027: OBE1 Ph1 trial start YE27 / Early 2028: APP Ph1 trial start PROGRAM TARGET INDICATION DISCOVERY IND-ENABLING PHASE 1 PHASE 2 PHASE 3 Onvuzosiran PKK HAE ADX-626 FXI Secondary Stroke Prevention & Stroke Prevention in AFib ADX-199 APP Neurodegeneration ADX-077 Undisclosed (1) Obesity HEPATIC CFB Agazisiran PNH GA Renal (lgAN, C3G, IC-MPGN) EXTRAHEPATIC

ADARx Differentiation: Technology and Strategy

Core proprietary technologies developed to optimize our siRNA sequences and delivery to both hepatic & extrahepatic tissues

- MST™ designed with the goal of consistently achieving highest possible inherent potency and durability of siRNA sequences
  - Powered by unique insights into oligonucleotide–enzyme interactions
  - Tuning kinetics and thermodynamics through rational design
  - Enabled by proprietary computational platform
- CTD™ Platform unlocking extrahepatic tissue access
  - Designed to enable targeted delivery beyond the liver



01
Sequence Engineering
02
Broad Delivery
03
Strategic Indication Selection
Targeted delivery component
Optional modifier
Double stranded siRNA

- Prioritizing chronic diseases where MST/CTD-enabled, deep & durable target suppression could yield meaningful clinical benefit
  - Prudent stewards of capital focusing pipeline on potentially transformative outcomes

MST = mRNA Silencing Technology; CTD = Cell Targeted Delivery

ADARx PHARMACEUTICALS 6

7 CLINICAL DATA Reproducibility Demonstrated Across Multiple Clinical Programs Observed quality, reproducibility and speed potentially enable scalable & efficient pipeline expansion Onvuzosiran PKK Agazisiran CFB Quality Clinical Data Observed Precise, deep and durable activity Generally well-tolerated across completed clinical studies Observed Reproducibility Platform has delivered consistent performance in clinical studies Capital-Efficiency & Speed Therapeutic candidates have progressed from discovery to development candidate nomination in as little as 9 months ADX-626 FXI

ADARx strategic focus developed to overcome siRNA limitations: Unlocking Extrahepatic Tissue Access for siRNA May Drive Future Pipeline Expansion ADARx technology has Shown the ability to selectively target six extrahepatic tissues Neuron Adipose Eye Skeletal Muscle Microglia Cardiac Muscle Extrahepatic-targeted: Designed to overcome key barriers to extrahepatic targeting: Deliver to the target tissue / cell type Design & engineer a highly potent, efficient siRNA payload Hepatic-targeted: Designed to increase depth and durability of response of hepatic tissue-directed therapies Bispecific approaches: Developing bispecific-siRNA technology designed to enable the suppression of multiple disease-causing proteins simultaneously with a single construct

Agazisiran A potent long-acting siRNA silencing complement factor B (CFB) mRNA in development for the treatment of multiple complement-mediated diseases

Agazisiran Has Pipeline-in-a-Product Potential with Three Ph2 Trials Ongoing We believe FDA’s approval of the complement factor B (CFB) inhibitor FABHALTA® validates CFB as a target in the complement pathway, which is implicated in the pathophysiology of a broad range of complement-mediated diseases Designed to suppress liver-derived CFB to selectively inhibit AP activation Participants in a Phase 1 trial who were administered a single SC dose of agazisiran observed to have up to 99.9% AP activity suppression for 6 months Well-tolerated with doses up to 6.0mg/kg, no treatment-related serious adverse events (SAEs) in Phase 11 SC administered with Q3M and Q6M targeted dosing intervals Pipeline-in-a-product potential to treat (1) renal diseases (IgAN, C3G, IC-MPGN); (2) PNH; and (3) GA secondary to AMD Generally well-tolerated with no treatment-related SAEs Multiple Phase 2 trials ongoing to evaluate the efficacy and safety of agazisiran in (1) IgAN, C3G and IC-MPGN, (2) PNH and (3) GA secondary to AMD Meaningful cadence of data anticipated in 2027 and 2028 IgAN: ~200K WW incidents per year; ~210K affected individuals in the US and ~190K in Europe C3G/IC-MPGN: ~1,750 patients in US, similar number for IC-MPGN patients; Our competitors have reported approximately three times higher C3G patient numbers based on epidemiology research PNH: ~100K to ~300K patients WW; Most face a lengthy path to diagnosis, and a majority diagnosed do not receive complement inhibitor therapy GA: ~5M patients WW Large market opportunities Encouraging clinical data Target profile* Multiple Phase 2 trials ongoing Adapted from: Vivarelli 2024 *Target product profile is provided for illustrative purposes only, and may not be achieved in clinical development AMD = age-related macular degeneration; AP = Alternative Pathway; C3G = Complement 3 Glomerulopathy; CFB = Complement Factor B; GA = Geographic Atrophy; IC-MPGN = Immune Complex-Mediated Membranoproliferative Glomerulonephritis; IgAN = IgA Nephropathy; PNH = Paroxysmal Nocturnal Hemoglobinuria 1) As of the June 8, 2026 safety cutoff date

At 6.0 mg/kg, we observed near-complete inhibition of AP after a single SC injection of agazisiran A mean inhibition of 99.9% of the complement AP activity was achieved at nadir Suppression sustained for at least 6 months with a mean reduction of 98.3% and 93.5% through 6mo in AP & CFB No observed impact on the complement CP activity No infections due to encapsulated organisms reported Well-tolerated with doses up to 6.0 mg/kg, no treatment-related serious adverse events (SAEs) in Phase 1* Agazisiran Ph1 Data Supports Potential for Both Duration & Depth of AP Activity Inhibition Clinical Phase 1 data Agazisiran effects on AP activity, and CP activity in healthy participants at 6 mg/kg * As of the June 8, 2026 safety cutoff date

Agazisiran Clinical Development Program: Multiple Phase 2 Trials Ongoing with Cadence of Data Anticipated in 2027 and 2028

Program	Trial Design	Protocol Summary	Endpoints
Renal Diseases (IgAN, C3G, IC-MPGN)	• Global, multi-center, open-label multiple dose Phase 2 POC (N = Up to 85) • Evaluates SC agazisiran across IgAN, C3G and IC-MPGN • Five cohorts*	IgAN: Agazisiran 300 mg Q3M N = Up to 25 IgAN: Agazisiran 400 mg Q6M N = Up to 15 C3G or IC-MPGN: Agazisiran 300 mg Q3M N = Up to 15 IgAN, C3G or IC-MPGN: Agazisiran 400 mg Q3M N = Up to 15	• **Primary:** safety and tolerability • **Key Secondary:** change from baseline in UPCR • **Exploratory Endpoint:** change from baseline in eGFR over time
	• China Phase 2 trial evaluating 400 mg SC Q6M dosing regimen in IgAN (N = ~ 30) • Includes agazisiran monotherapy and in combination with an APRIL / BAFF inhibitor	IgAN: Agazisiran 400 mg Q6M N = ~ 15 IgAN: Agazisiran 400 mg Q6M + APRIL/BAFF N = ~ 15	• **Primary:** safety and tolerability • **Key Secondary:** change from baseline in UPCR • **Exploratory Endpoint:** change from baseline in eGFR over time
PNH	• Phase 2 study in patients with PNH and residual anemia • Evaluates safety and tolerability of SC Agazisiran dosed every three months	PNH: Agazisiran 300 mg Q3M N = Up to 24	• **Primary:** safety and tolerability • **Key Secondary:** hemoglobin, LDH, plasma CFB and AP activity
GA	• Randomized, masked, placebo-controlled Phase 2 study in GA secondary to AMD (N=303) • Evaluates SC agazisiran versus placebo over a 24-month treatment / follow-up period	Agazisiran: 400 mg Q3M up to 1 year and Q6M up to 18 months N=202 Placebo: Q3M up to 1 year and Q6M up to 18 months N=101	• **Primary:** slope of GA area change by fundus autofluorescence from baseline to Month 12 • **Key Secondary:** GA progression through Month 24; retinal structural measures

ADARx PHARMACEUTICALS

* Protocol includes an optional 5th cohort of IgAN, C3G or IC-MPGN patients administered with agazisiran 600 mg Q6M (N = Up to 15)

12

Onvuzosiran A potent long-acting siRNA silencing PKK mRNA in development for the prevention of HAE attacks

Onvuzosiran Targeting >75% Attack-free Rate with Q6M/Q3M Dosing



Onvuzosiran
PKK mRNA
Prekallikrein
HM kininogen
Factor XIIa
Kallikrein
C1-INH
C1-INH
HAE Attack
Vasodilation & permeability
Bradykinin

The bradykinin cascade and its role in HAE*

*Adapted from: Farkas & Varga. (2011). Clinical, cosmetic and investigational dermatology. 4. 61-8.

Encouraging clinical data

- Onvuzosiran is designed to selectively target and degrade PKK mRNA in the liver and prevent protein synthesis, thereby reducing PKK protein levels and preventing activation of bradykinin
- In Phase 1 at 6 mg/kg, we observed that a single SC injection reduced circulating PKK/KK levels by a mean of 94% at nadir and maintained 84% mean suppression at 6 months, with no treatment-related SAEs[1]
- In Phase 2a, all participants remained attack-free for 3 months following the initial dose, with one patient remaining attack-free for 21 consecutive months on Q6M dosing after one mild attack at Day 153[2]

Target profile*

- Onvuzosiran Target Product Profile*:
  - >90% reduction in monthly attacks
  - >75% patients attack-free
  - Q6M or Q3M SC dosing to minimize treatment burden
  - Well-tolerated, with favorable safety profile

Market opportunity

- HAE affects ~1 in 50,000 people worldwide
- HAE market, including acute and prophylactic treatment, was ~$3.1 billion in 2024 and is estimated to reach ~$6.8 billion WW by 2032,[3] with prophylactic treatment representing a significant majority

Phase 3 STOP-HAE trial ongoing

- A Phase 3, randomized, double-blind, placebo-controlled study at 300mg Q6M and 240mg Q3M is ongoing
- Topline data anticipated by YE27

*Target product profile is provided for illustrative purposes only, and may not be achieved in clinical development
PKK = Prekallikrein
1) As of the August 5, 2026 safety cutoff date; 2) As of the November 5, 2026 data cutoff date; 3) Evaluate Pharma June 9, 2026

ADARx PHARMACEUTICALS

14

At the 6 mg/kg dose level, we observed that a single SC injection reduced circulating PKK/KK levels by a mean of 94% at nadir and maintained 84% mean suppression at 6 months Three of the four participants reached below LLOQ* for PKK/KK levels at nadir Well-tolerated with doses up to 6.0 mg/kg, no treatment-related SAEs1 Onvuzosiran Observed Deep and Durable Target Knockdown 15 Phase 1 clinical data in healthy volunteers at select dose cohorts LLOQ: Lower Limit of Quantification 1) As of the August 5, 2026 safety cutoff date Percent PKK-KK Protein Change From Baseline(%)

16 STOP-HAE: A Phase 3, Randomized, Double-Blind, Placebo-Controlled Study of Onvuzosiran Targeting Prekallikrein in Subjects With Hereditary Angioedema Phase 3 global study ongoing 300 mg Q6M Cohort: Phase 1 support: 94% mean (88-97%) reduction at nadir, 84% mean (78-92%) reduction at 6mo at 300 mg +/-25 mg Q6M 240 mg Q3M Cohort: Observed 100% Q3M attack-free rate in Phase 2a after the first dose1 Achieving attack control after the initial dose is generally considered the most challenging phase of treatment Both our data and broader industry experience2 suggest that attack-free rates improve with subsequent dosing Interim data as of the November 5, 2026 data cutoff date J ALLERGY CLIN IMMUNOL PRACT, Volume 13, Issue 2 p378-387.E2 February 2025 STOP-HAE topline data expected by YE2027

Onvuzosiran: Interim Phase 2a Results * Per feedback from FDA, for onvuzosiran Phase 3 study, HAE attacks before Day 22 will be excluded from primary endpoint analysis, consistent with the siRNA proposed mechanism of action. Interim data as of the November 5, 2026 cutoff date Phase 2a: Dosed at Q6M, all were doses either significantly lower than in Phase 3 or less frequent (Phase 3 dose cohorts: 300 mg Q6M or 240 mg Q3M) All three patients (3/3) were attack-free for 3 months after the initial dose (starting from Day 22*), supporting that patients on 240 mg Q3M cohort will potentially achieve attack-free status No attacks observed when PKK & KK reduction >80% Patient 202 (245mg, Q6M) remained attack-free for a consecutive 21 months after one mild attack at Day 153 Generally well-tolerated, consistent with the safety results observed in Phase 1, with no SAEs reported in participants dosed with onvuzosiran 3-Month attack-free 6-Month attack-free 6-Month attack-free 6-Month attack-free

ADX-626 A potent long-acting siRNA silencing coagulation Factor XI (FXI) in development for secondary stroke prevention with additional clinical potential for stroke prevention in atrial fibrillation

ADX-626 is a Potent & Long-acting siRNA Targeting FXI in Development for SSP and AFib



Extrinsic Pathway
Intrinsic Pathway
Tissue Factor
Polyphosphates (Contact Activation)
Factor VII*
Factor XII
Factor XI
ADX-626
Factor IX*
Common Pathway
Amplification
* denotes targeted by Vitamin K Antagonists
Factor X*
Factor Xa
FXa Inhibitors
Prothrombin*
Thrombin
Direct Thrombin Inhibitors
Clot Formation
Coagulation
Reduced Bleeding Risk
Stable Thrombus

Mechanism of antithrombotic activity without bleeding risk with FXI inhibitors compared to other anticoagulants

ADARx PHARMACEUTICALS

Genetically & clinical validated target

- FXI is a key component of the intrinsic coagulation pathway
  - Plays an important role in thrombus propagation/growth
  - Less critical for the initial clot formation that largely depends on the extrinsic pathway and platelet function
- Third-party Phase 3 asundexian trial provides POC for targeting FXI for secondary stroke prevention
- We believe this supports the potential to achieve antithrombotic activity with low risk of bleeding

Encouraging clinical data

- In an ongoing Phase 1 study, after single SC dose of ADX-626, observed a mean reduction of 97.4% and 95.4% at nadir in FXI protein and FXI activity, respectively[1]; will not evaluate higher doses in Phase 1; intend to evaluate higher doses in the planned Phase 2 trial
- Well-tolerated with no SAEs[2]

Target profile*

- Deep and sustained FXI inhibition with infrequent SC administration
- Well-tolerated with favorable safety profile

Large unmet need

- SSP: ~ 12M stroke patients every year: ~6M non-cardioembolic ischemic strokes, 20%-30% will suffer a recurrent event
- AFib: ~12M patients in US and ~60M WW; ~35% will have a stroke at some point in their life

Phase 2 planning underway

- Phase 2 planning is underway for development in secondary stroke prevention, as well as exploratory studies in stroke prevention in atrial fibrillation patients
- Plan to initiate a Phase 2a/b clinical trial in SSP in 2027, with Phase 2a 3-month PD data expected by YE2027

*Target product profile is provided for illustrative purposes only, and may not be achieved in clinical development
SSP = Secondary Stroke Prevention; AFib = Atrial Fibrillation
1) Based on data received as of October 7, 2026; 2) As of the June 16, 2026 safety cutoff date

19

ADX-626 NHP Data: Observed that a Single SC Injection Demonstrated Deep and Sustained FXI Protein Suppression in NHP Study 20 Single SC dose achieved near-complete, sustained reduction of FXI protein in NHP (up to 99.6% reduction of FXI protein at Day 29 and maintained >95% reduction of FXI protein through Day 92) Consistent >2-fold increase in intrinsic coagulation pathway activity, supporting criticality of deep FXI suppression No effect observed on prothrombin time (PT) PT increases have been linked to bleeding risk GLP tox study completed; top dose (100mg/kg) established as NOAEL

ADX-626: Deep and Durable Target Reduction Observed in Ongoing Phase 1 Study1 Deep target reduction: We observed that a single SC dose at 400 mg dose reduced the mean of 97.4% and 95.4% at nadir in FXI protein and FXI activity, respectively (Four of the six participants were below LLOQ for FXI activity) Long duration: Achieved long duration with potential Q6M dosing Well-tolerated with no SAEs2 Intend to pursue Phase 2 development in secondary stroke prevention including to evaluate higher doses, as well as exploratory studies in stroke prevention in atrial fibrillation patients 21 1) Based on data received as of October 7, 2026; 2) As of the June 16, 2026 safety cutoff date

ADX-077 siRNA preclinical therapeutic candidate for obesity via a novel undisclosed target in adipose tissue

ADX-077 Designed to Selectively Inhibit a Novel Target in Adipose Tissue with Encouraging Weight Loss Data in Obese NHPs ADX-077 was designed to selectively inhibit an undisclosed target (“OBE1”) in adipose tissue OBE1 reduces adiposity through mechanism distinct from appetite suppression associated with GLP-1 receptor agonism Observed meaningful body weight reduction in obese NHP and DIO mice while preserving lean mass Manufacturing clinical supplies to support our FIH study is ongoing Plan to initiate Phase 1 clinical trial in 2027, subject to receipt of regulatory clearance Initial clinical data from this planned Phase 1 clinical trial are anticipated in 2028 Significant weight reduction with minimal impact on lean mass Infrequent dosing intervals Well-tolerated with favorable safety profile Target profile* Novel approach targeting weight loss with preservation of lean mass IND-enabling stage Large unmet need Obesity remains a leading factor for chronic disease and affects 890M+ adults worldwide Despite the increasing use of GLP-1 based therapies, clinical limitations include: Lean mass loss Tolerability constraints Frequent dosing High discontinuation rates *Target product profile is provided for illustrative purposes only, and may not be achieved in clinical development

Observed Deep, Durable Fat Loss With Lean Muscle Preserved in DIO Mice

Deep target mRNA knockdown

OBE1 mRNA Knockdown in Adipose



PBS
ADX-077 (5 mg/kg)
ADX-077 (10 mg/kg)
OBE1 mRNA (%)
Normalized to Vehicle
150
100
50
0
79%
82%
89%
91%
Visceral WAT
Subcutaneous WAT

Meaningful durable weight loss (Q6W SC)

Percent Body Weight



Body Weight change (%)
Normalized Body Weight (%),
normalized to pre-dose body weight
120
110
100
90
80
54g
PBS
ADX-077 (5 mg/kg)
ADX-077 (10 mg/kg)
-27.2% (41.3g)
-30.6% (39.9g)
-2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19
Dosing
Week

*Mean body weight of mice on a normal diet at week 40 is 41.2 ± 4.5 g

Robust fat reduction, observed without lean mass loss

White Adipose and Skeletal Muscle



PBS
ADX-077 (5 mg/kg)
ADX-077 (10 mg/kg)
Normalized tissue weight
% PBS
150
100
50
0
47%
53%
64%
73%
Visceral
Subcutaneous
Tibialis anterior
Gastrocnemius
White Adipose
Skeletal Muscle

- Observed deep target mRNA reduction
- Durable weight loss observed
- Meaningful and durable reduction observed in both visceral and subcutaneous fat with no lean mass loss
- Well-tolerated with repeat-dosing
- Similar robust results in *db/db* mice suggest potential in patients with obesity and diabetes

ADARx PHARMACEUTICALS

24

ADX-077: Encouraging NHP Data

Meaningful Effect on Body Weight and Fat Reduction Observed in Spontaneous Obese NHPs



OBE1 mRNA Knockdown in Adipose
OBE1 mRNA
(%% change from pre dose)
150
100
50
10
0
ADX-077, 6 mg/kg, SC, single dose
98%
95%
96%
91%
76%
0
2
4
6
8
10
12
Weeks
Body Weight
Body weight change (%)
10
0
-10
ADX-077, 6 mg/kg, SC, single dose
-8.3%
0
4
8
12
Weeks
Starting NHP BMI=42-53
Body Fat Change
Body fat change (%)
20
0
-20
-40
ADX-077, 6 mg/kg, SC, single dose
-26.3%
0
4
8
12
Weeks
Body Lean Change
Body lean change (%)
20
0
-20
-40
ADX-077, 6 mg/kg, SC, single dose
3.3%
0
4
8
12
Weeks

- **ADX-077**
  - Steady weight loss and meaningful fat mass reduction observed in obese NHPs
  - Preserved lean mass
- **Cross-study results suggest potentially comparable fat-mass reduction to published semaglutide NHP data[1], with no observed impact on lean mass.***

[1]Mastaitis, J. W. et al. Nature Communications volume 16, Article number: 4377 (2025)

*The data presented above are based on cross-study comparisons and are not based on any head-to-head experiments. Differences exist between study designs, subject characteristics and other factors, and caution should be exercised in drawing any conclusions from a comparison of the data across studies as cross-study comparisons are inherently limited and such data may not be directly comparable.

ADARx PHARMACEUTICALS
25

ADX-199 siRNA preclinical therapeutic candidate for selectively silencing and degrading APP mRNA in neurons for neurodegenerative diseases

ADX-199 is Designed to Selectively Silence and Degrade APP mRNA with Potent and Durable Reduction Observed Across Various Brain Regions in NHPs

Extrahepatic delivery into neurons

- ADX-199 is an siRNA therapeutic candidate engineered to selectively reduce APP mRNA in neurons

Validated target

- Human genetic evidence indicates that elevated levels of APP protein or its cleavage products, including amyloid-ß peptides, are closely linked to increased risk of early-onset neurodegenerative diseases

Large market opportunity

- APP has been proposed as a target for Alzheimer's disease (AD) and CAA
- ~7.4M Patients in US aged 65+ live with Alzheimer's disease, projected to reach ~11.2M by 2040
- CAA represents a significant unmet need with no currently approved disease-modifying therapies
- The prevalence of moderate-to-severe CAA is estimated to be somewhere between 25%-50% of AD patients, and 7-23% in the general population

Encouraging preclinical data

- We observed, in NHPs, deep APP mRNA reduction across various brain regions at 3 months
- Observed potent and durable reduction of target APP protein and its downstream neurotoxic Aβ42 peptide with a single dose
- Observed preferential activity in the CNS tissue over peripheral tissues
- Generally well-tolerated following a single 60mg IT dose

Advancing into IND-enabling studies

- Advancing into IND-enabling studies and plan to initiate a Phase 1 clinical trial at the end of 2027 or in early 2028
- Initial clinical data from the Phase 1 clinical trial is anticipated in 2028

APP = Amyloid-β Precursor Protein; CAA = Cerebral Amyloid Angiopathy

ADARx PHARMACEUTICALS

27

Targeting a well validated neurodegenerative disease driver (APP) Achieved potent and durable reduction of target APP protein and its downstream neurotoxic A42 peptide with a single dose Generally well-tolerated following a single 60mg IT dose Observed Deep and Durable Target Suppression in NHPs ADX-199: Engineered to Selectively Reduce APP mRNA in Neurons for Neurodegenerative Diseases ADX-199 in NHP Study

Preferential APP mRNA Knockdown Observed in NHP

We observed deep APP mRNA reduction across various brain regions at 3 months, including **94.9%** knockdown activity in the frontal cortex, a key brain region implicated in Alzheimer's disease



ADX-199
NHP study: IT lumbar Puncture, Single 60 mg dose, 3 months post dose , n=2
% APP mRNA Expression
Normalized to Vehicle
150
125
100
75
50
25
10
0
Frontal Cortex
Temporal Cortex
Hippocampus
Striatum
Cervical spinal cord
Lumbar spinal cord
Liver
Kidney
Control
ADX-199

Observed preferential activity in the CNS tissue over peripheral tissues

ADARx PHARMACEUTICALS
29

ADARx Summary

Internally Generated, Wholly Owned Programs Designed to Efficiently Deliver siRNA to Both Hepatic & Extrahepatic Tissues

HEPATIC

Agazisiran (CFB, Ph2)

A potent long-acting siRNA silencing CFB mRNA for the treatment of multiple complement-mediated diseases

- In Phase 1, observed up to 99.9% mean inhibition of complement AP activity at nadir after single SC injection, with reduction sustained through 6M
- Well-tolerated, no treatment-related SAEs in Ph1[1]
- Multiple Phase 2 trials ongoing with meaningful cadence of data anticipated in 2027 and 2028

Onvuzosiran (PKK, Ph3)

A potent long-acting siRNA silencing PKK mRNA for the prevention of HAE attacks

- In Phase 2a, 100% attack-free for 3 months, with one patient remaining attack-free for 21 consecutive months on Q6M dosing after one mild attack at Day 153[2]
- Generally well-tolerated with no SAEs reported in subjects dosed with onvuzosiran[3]
- Phase 3 STOP-HAE trial ongoing with topline data expected by YE27

ADX-626 (FXI, Ph1)

A long-acting siRNA silencing coagulation FXI for secondary stroke prevention with additional clinical potential for stroke prevention in AFib

- In Phase 1, at 400 mg dose, observed deep FXI mean reductions of 97.4% in FXI protein and 95.4% in FXI activity at nadir with SC dosing Q6M[4]; will not evaluate higher doses in Phase 1; intend to evaluate higher doses in the planned Phase 2 trial
- Well-tolerated with no SAEs
- Phase 2 planning is underway for development in SSP and for exploratory studies in stroke prevention in AFib patients

EXTRAHEPATIC

ADX-077 (OBE1, IND-enabling)

siRNA preclinical therapeutic candidate for obesity via a novel undisclosed target in adipose tissue

- In obese NHPs, a single SC injection resulted in 8.3% overall bodyweight reduction at Week 13, biased to fat mass while preserving lean mass
- Well-tolerated in NHPs at 50mg/kg
- IND-enabling studies ongoing; Anticipated P1 trial start: 2027

ADX-199 (APP, Preclinical)

siRNA therapeutic candidate for selectively silencing and degrading APP mRNA in neurons for neurodegenerative diseases

- In NHPs, a single injection resulted in deep APP mRNA reduction across various brain regions at 3 months, including 94.9% knockdown activity in the frontal cortex
- Advancing into IND-enabling studies; P1 trial start anticipated by YE27 / early 2028

abbvie | ADARx PHARMACEUTICALS

Discovery-stage extrahepatic programs leveraging ADARx's RNA discovery expertise and siRNA technology across indications in neuroscience, immunology and oncology

We believe demonstrated reproducibility across multiple programs enables scalable and efficient pipeline expansion

ADARx PHARMACEUTICALS

1) As of the June 8, 2026 safety cutoff date; 2) As of the November 5, 2026 cutoff date; 3) As of the August 5, 2026 safety cutoff date; 4) Based on data received as of October 7, 2026

31

Meaningful Cadence of Data Milestones Anticipated Across Our Portfolio

Program	2027	2028
Agazisiran CFB	**Mid-27:** IgAN Ph2, 9m UPCR reduction data **2H27:** PNH Ph2, 6m Hb readout **2H27:** IgAN Ph2, 1-yr eGFR stabilization **2H27:** C3G Ph2, 9m UPCR reduction	**1H28:** IgAN China combo, 9m UPCR reduction
Onvuzosiran HAE	**YE27:** STOP-HAE Ph3 Topline, n=90	**2028:** HAE FDA submission[1]
ADX-626 FXI	**2027**: FXI potential Ph2a/b trial start in SSP **YE27:** FXI Ph2a, 3m PD data readout in SSP patients	
ADX-077 Obesity	**2027:** OBE1 Ph1 trial start	**2028:** OBE1 Ph1 data readout
ADX-199 APP	**YE27 / Early 2028:** APP Ph1 trial start	**2028:** APP Ph1 data readout

In addition, certain near-term development milestones across AbbVie collaboration programs
Cash, cash equivalents and short-term investments of $901 million as of September 30, 2026[2]

ADARx PHARMACEUTICALS

UPCR = Urine Protein-Creatinine Ratio; eGFR = Estimated Glomerular Filtration Rate; Hb = Hemoglobin; PD = Pharmacodynamics; SSP = Secondary Stroke Prevention
1) Subject to receipt of positive data from STOP-HAE Phase 3 trial; 2) Together with net proceeds of approximately $62.3 million received in October 2026 from the underwriters' exercise in full of their option to purchase additional shares, the Company expects its existing cash, cash equivalents and short-term investments to fund planned operations into 2030.

32

Thank you! Innovative. Efficient. Focused.